Exhibit 32.1
                                                                    ------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 7th day of August, 2006.

/s/ R. Daniel Blanton
-----------------------------
R. Daniel Blanton
President &
Chief Executive Officer
(Principal executive officer)

 /s/ Darrell R. Rains
-----------------------------
Darrell R. Rains
Group Vice President &
Chief Financial Officer
(Principal financial officer)